Exhibit 10.22

                          ONELINK COMMUNICATIONS, INC.
                             1994 STOCK OPTION PLAN
                          NOTICE OF STOCK OPTION GRANT



Optionee's Name and Address:

       Ronald E. Eibensteiner
       Wyncrest Capital
       IDS Center, Suite 226
       80 South Eighth Street
       Minneapolis, Minnesota 55402

     You have been granted an option to purchase Common Stock of OneLink Communications, Inc. (the "Company") as follows:

       Grant Number:       [to be completed]
       Date of Grant:        September 4, 1996
       Option Price Per Share:     $1.75
       Total Number of Shares Granted:      400,000
       Total Price of Shares Granted:       $700,000
       Type of Option:    Non-qualified             Incentive Stock Option:  No
       Term/Expiration Date:       Ten (10) years/September 3, 2006

     Vesting Schedule: This Option shall vest and may be exercisable, in whole or in part, in accordance with the following schedule:

  50,000 shares     Effective September 4, 1996,
  50,000 shares     May 13, 1997,
  50,000 shares     May 13, 1998,
  50,000 shares     May 13, 1999, and
 200,000 shares     Effective  at such  time as:  (1) the  closing  price of the
                    Company's  common stock  exceeds  $3.50 per share for twenty
                    (20) consecutive trading days, if such common stock is then reported in the national market system or is listed upon an established exchange or exchanges, or (2) the average between the bid and asked prices quoted by a recognized specialist in the Company's common stock exceeds $3.50 per share for twenty (20) consecutive trading days, if such common stock is not reported in the national market system or listed upon an exchange.

  Termination Period:

     If Optionee ceases to be both Chairman of the Board and a director of the Company for any reason, then options which are not vested will automatically expire. Options which have vested but have not been exercised will also automatically expire, unless Optionee exercises such options within (1) ninety
(90) days after the termination of his positions, if Optionee voluntarily terminates both of his positions, or (2) one (1) year after his employment terminates if the Company terminates both of Optionee's positions involuntarily. In no event will the options be exercisable later than the Expiration Date.



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     By your signature and the signature of the Company's  representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1994 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.



OPTIONEE                                  OneLink Communications, Inc.


By:                                       By:
   Ronald E. Eibensteiner                    Nicholas C. Bluhm, President & CEO

                             1994 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


     1. Grant of Option. OneLink Communications, Inc., a Minnesota corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase up to the total number of shares of Common Stock (the "Shares") set forth in the Notice of Grant, at the option price per share set forth in the Notice of Grant (the "Option Price") subject to the terms, definitions and provisions of the Company's 1994 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Plan as defined in Section 422 of the Code.

     2. Exercise of Option. This Option shall be exercisable during its terms in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

            (i)     Right to Exercise.

                    (a) This Option may not be exercised for a fraction of a share.

                    (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6 below and Section 9 of the Plan, subject to the limitation contained in subsection 2(i)(c).

                    (c) In no event may this Option be exercised after the Expiration Date of the term of this Option as set forth in the Notice of Grant.

           (ii) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Option Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Method of Payment. Payment of the Option Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         i.       cash; or

         ii.      check.

     4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.


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     5. Termination of  Relationship.  In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     8. Tax Consequences. The exercise of this Option, and the subsequent sale or disposition of Shares thus acquired, shall have income tax consequences for the Optionee, and it is Optionee's responsibility to determine any such income tax liability.

                                   OneLink Communications, Inc.,
                                    a Minnesota corporation


                                    By:
                                       Nicholas C. Bluhm, President and CEO


OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.

Dated:                                        OPTIONEE


                                              By:
                                                 Ronald E. Eibensteiner

                                CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

Dated:                                   SPOUSE OF OPTIONEE

                                         By:
                                            Lori Eibensteiner

                                    EXHIBIT A
                             1994 STOCK OPTION PLAN
                                 EXERCISE NOTICE

OneLink Communications, Inc.
10340 Viking Drive, Suite 150
Eden Prairie, MN 55344

Attention: Chief Financial Officer

     1. Exercise of Option. Effective as of today, , 199_, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase shares of the Common Stock (the "Shares") of OneLink, Inc. (the "Company") under and pursuant to the Company's 1994 Stock Option Plan, as amended (the "Plan") and the Incentive Stock Option Agreement dated (the "Option Agreement").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5. Restrictive Legends and Stop Transfer Orders.

                  (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE."

                  (b) Stop Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agents if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
         (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6. Market Standoff Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     9. Governing Law: Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10. Delivery of Payment. Optionee herewith delivers to the Company the full Option Price for the Shares.

     11. Entire Agreements The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Minnesota law except for that body of law pertaining to conflict of laws.

Submitted By:                           Accepted By:

OPTIONEE                                ONELINK COMMUNICATIONS, INC.

By:                                      By:
   Ronald E. Eibensteiner                  Nicholas C. Bluhm, President and CEO



Address of Optionee:                           Address:
Ronald E. Eibensteiner                         ONELINK COMMUNICATIONS, INC.
Wyncrest Capital                               10340 Viking Drive, Suite 150
IDS Center, Suite 226                          Eden Prairie, MN 55344
80 South Eighth Street
Minneapolis, Minnesota 55402